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                                                                   Exhibit 10.55

================================================================================

                               PLACEMENT AGREEMENT

                                     BETWEEN

                       PRIORITY FULFILLMENT SERVICES, INC.
                                 (THE "OBLIGOR")

                                       AND

                               COMERICA SECURITIES
                             (THE "PLACEMENT AGENT")

                                       AND

                    MISSISSIPPI BUSINESS FINANCE CORPORATION
                                 (THE "ISSUER")

                          DATED AS OF NOVEMBER 1, 2004

                                   RELATING TO

                                   $5,000,000
                    MISSISSIPPI BUSINESS FINANCE CORPORATION
                 TAXABLE VARIABLE RATE DEMAND LIMITED OBLIGATION
                           REVENUE BONDS, SERIES 2004
                  (PRIORITY FULFILLMENT SERVICES, INC. PROJECT)

================================================================================

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                                TABLE OF CONTENTS

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                                                                                                             PAGE
Section 1.  Representations, Warranties and Covenants of the Issuer........................................    1

Section 2.  Representations, Warranties and Covenants of the Obligor.......................................    3

Section 3.  Approval of Private Placement Memorandum.......................................................    5

Section 4.  Placement of the Bonds.........................................................................    5

Section 5.  Payment to the Issuer and Delivery of Bonds....................................................    7

Section 6.  Limitation.....................................................................................    7

Section 7.  Fees and Expenses..............................................................................    8

Section 8.  Indemnification and Contribution...............................................................    8

Section 9.  Responsibilities of Placement Agent............................................................   10

Section 10. Governing Law..................................................................................   10

Section 11. Counterparts...................................................................................   10

Section 12. Binding Effect.................................................................................   10

Section 13. Survival of Issuer's and Obligor's Representations and Obligations.............................   10

Section 14. Failure of Purchase to Occur...................................................................   10

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                               PLACEMENT AGREEMENT

                                   $5,000,000
                    Mississippi Business Finance Corporation
                 Taxable Variable Rate Demand Limited Obligation
                           Revenue Bonds, Series 2004
                  (Priority Fulfillment Services, Inc. Project)

                          Dated as of November 1, 2004

PRIORITY FULFILLMENT SERVICES, INC.
500 N. Central Expressway, Suite 500
Plano, Texas 75074

MISSISSIPPI BUSINESS FINANCE CORPORATION
735 Riverside Drive, Suite 300
Jackson, Mississippi 39202

Ladies and Gentlemen:

      At the request of Priority Fulfillment Services, Inc., a Delaware corporation (the "Obligor"), Comerica Securities (the "Placement Agent") has acted as your placement agent in connection with the initial placement with the purchasers (the "Purchasers") of $5,000,000 aggregate principal amount of Mississippi Business Finance Corporation Taxable Variable Rate Demand Limited Obligation Revenue Bonds, Series 2004 (Priority Fulfillment Services, Inc. Project) (the "Bonds"), to be issued on the date of the acceptance hereof pursuant to a Trust Indenture dated as of November 1, 2004 (the "Indenture") between the Mississippi Business Finance Corporation (the "Issuer") and U.S. Bank National Association, as Trustee (the "Trustee"). The proceeds of the Bonds are to be loaned to the Obligor pursuant to a Loan Agreement dated as of November 1, 2004 (the "Loan Agreement") between the Issuer and the Obligor. The payment when due of the principal and interest on (and purchase price of) the Bonds will be supported, to the extent provided therein, by a Letter of Credit issued by Comerica Bank, Detroit, Michigan (the "Bank") pursuant to a Reimbursement Agreement dated as of November 1, 2004 (the "Reimbursement Agreement") between the Obligor and the Bank. The Bonds will bear interest at the initial rate of ____% and are more fully described in the Preliminary Private Placement Memorandum dated December 15, 2004 (the "Preliminary Private Placement Memorandum") and the Private Placement Memorandum dated December 22, 2004 (the "Private Placement Memorandum") prepared in connection with the placement of the Bonds.

      SECTION 1. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ISSUER. By the Issuer's acceptance hereof, the Issuer hereby represents and warrants to, and agrees with, the Placement Agent that as of the date of acceptance of this
Agreement:

            (a) The Issuer is duly authorized under the constitution and laws of the State of Mississippi to issue the Bonds and to execute, deliver and perform its obligations hereunder

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and under the Loan Agreement, the Indenture and the Bonds, to pledge the
Security described in the Indenture and pledged thereby in the manner and to the extent therein set forth; all actions required of the Issuer for the issuance of the Bonds and the execution and delivery of, and the performance of its obligations under, this Agreement and under the Loan Agreement, the Indenture and the Bonds have been duly and effectively taken; this Agreement, the Loan Agreement and the Indenture have been duly executed, issued and delivered by the Issuer and, assuming the due authorization and execution thereof by the other parties thereto, are valid, binding and enforceable agreements of the Issuer, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and general principles of equity; and the Bonds have been duly authorized, executed, issued and delivered and constitute valid and binding limited obligations of the Issuer, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

            (b) There is no action, suit, proceeding, inquiry or investigation at law or in equity or before or by any court, public board or body or other governmental authority pending, with respect to which the Issuer has received service of process, or, to the knowledge of the Issuer, is threatened against or affecting it wherein an unfavorable decision, ruling or finding could adversely affect the transactions contemplated by this Agreement, or which in any way raises any question concerning the legality, validity or enforceability of this Agreement, the Bonds, the Indenture or the Loan Agreement, nor to the best knowledge and belief of the Issuer is there any basis therefor.

            (c) The execution, delivery and performance by the Issuer of this Agreement, the Loan Agreement, the Indenture and the Bonds do not and will not violate any order, injunction, ruling or decree by which the Issuer is bound, and do not and will not constitute a breach of or a default under any agreement, indenture, mortgage, lease, note or other obligation, instrument or arrangement to which the Issuer is a party or by which the Issuer or any of its property is bound, or contravene or constitute a violation of any law, rule or regulation to which the Issuer or any of its property is subject, and no approval or other action by, or filing or registration with, any governmental authority or agency is required in connection therewith which has not been previously obtained or accomplished (except that the Issuer makes no representation as to compliance with state securities or "Blue Sky" laws or the securities laws of the United States or as to any permits, governmental permissions, including environmental clearances, rights and licenses, as may be necessary for the construction and operation of the Project (as defined in the Indenture), as to which no representation or warranty or covenant is made).

            (d) The information contained under the caption "The Issuer" in each of the Preliminary Private Placement Memorandum and the Private Placement Memorandum is true and correct and does not contain any untrue statement of a material fact and does not omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

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            (e) Each of the representations and warranties of the Issuer contained in the Loan Agreement and in the Indenture are true and correct on and as of the date hereof and are hereby made to the Placement Agent on and as of the date hereof as if set forth herein at length.

            (f) The Issuer will not knowingly take any action or fail to take any action it alone could take, which action or omission might in any way result in the loss of the exclusion of interest on the Bonds from gross income for federal income tax purposes.

            (g) Any certificate signed by any member or authorized officer of the Issuer and delivered to the Placement Agent shall be deemed a representation and warranty by the Issuer to the Placement Agent as to the statements made therein.

            (h) The Issuer shall cooperate with the Placement Agent in any endeavor to qualify the Bonds for offering and sale under the securities or "Blue Sky" laws of such jurisdictions of the United States as the Placement Agent may request; and the Issuer will furnish such information, execute such instruments and take such other action in cooperation with the Placement Agent as the Placement Agent may reasonably request in connection therewith; provided, however, that the Issuer shall not be required to register as a dealer or a broker in any such state or jurisdiction or make any additional representations or warranties in connection with the sale of securities, or to subject itself to service of process in any state or jurisdiction other than the State of Mississippi. The Issuer consents to the use of the Preliminary Private Placement Memorandum and the Private Placement Memorandum by the Placement Agent in obtaining such qualification.

      SECTION 2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE OBLIGOR. By its acceptance hereof, the Obligor represents and warrants to, and agrees with, the Placement Agent and the Issuer that:

            (a) The Obligor has taken all necessary action to authorize, execute and deliver this Agreement, the Loan Agreement and the other documents and agreements (including, without limitation, the Reimbursement Agreement) executed and delivered in connection with the issuance of the Bonds and the other transactions contemplated hereby (each a "Related Document" and, collectively, the "Related Documents") to which it is a party, and this Agreement, the Loan Agreement and the Related Documents to which it is a party have been duly executed and delivered by the Obligor and constitute the legal, valid and binding obligations of the Obligor, enforceable in accordance with their respective terms except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

            (b) There is no action, suit, proceeding, inquiry or investigation at law or in equity, or before or by any court, public board or body or other governmental authority, pending or, to the best knowledge and information of the Obligor, threatened against or affecting the Obligor, wherein an unfavorable decision, ruling or finding could materially adversely affect the business or financial condition of the Obligor or could adversely affect the transactions contemplated by this Agreement or the Private Placement Memorandum, or which in any manner raises any question concerning the legality, validity or enforceability of this Agreement, the

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Bonds, the Indenture, the Loan Agreement or any Related Document to which the
Obligor is a party, nor to the best knowledge and belief of the Obligor is there any basis therefor.

            (c) The execution, delivery and performance by the Obligor of this Agreement, the Loan Agreement and the Related Documents to which it is a party do not and will not materially violate the Charter or By-laws of the Obligor, or any order, injunction, ruling or decree by which the Obligor is bound, and do not and will not constitute a material breach of or a default under any agreement, indenture, mortgage, lease, note or other obligation, instrument or arrangement to which the Obligor is a party or by which the Obligor or any of its property is bound, or to the Obligor's best knowledge contravene or constitute a material violation of, any law, rule or regulation to which the Obligor or any of its property is subject, and to the Obligor's best knowledge no approval or other action by, or filing or registration with, any governmental authority or agency is required in connection therewith which has not been previously obtained or accomplished, provided that, for this purpose, the terms "materially" and "material" mean that such event or circumstance will not adversely affect the (1) Obligor's power and authority to execute this Agreement, the Loan Agreement and the Related Documents, (2) the enforceability against the Obligor of such documents or (3) the Obligor's ability to repay the Bonds.

            (d) The descriptions and information contained in the Preliminary Private Placement Memorandum as of its date and the Private Placement Memorandum as of its date under the captions "Introductory Statement," "The Obligor and the Use of Proceeds," "The Bonds" (other than the information under the sub-heading "Book-Entry System"), "Sources of Payment and Security," "The Letter of Credit," "The Reimbursement Agreement," "The Loan Agreement," "The Pledge and Security Agreement," and "The Trust Indenture" (such descriptions and information are referred to herein as the "Obligor's Portion of the Preliminary Private Placement Memorandum" and the "Obligor's Portion of the Private Placement Memorandum," respectively) are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

            (e) Each of the Obligor's representations and warranties contained in the Loan Agreement are true and correct on and as of the date hereof and are hereby made to the Placement Agent on and as of the date hereof as if set forth herein at length.

            (f) Any certificate signed by any officer of the Obligor and delivered to the Placement Agent shall be deemed a representation and warranty by the Obligor to the Placement Agent as to the statements made therein.

            (g) The Obligor shall cooperate with the Placement Agent in any endeavor to qualify the Bonds for offering and sale under the securities or "Blue Sky" laws of such jurisdictions of the United States as the Placement Agent may request; and the Obligor will furnish such information, execute such instruments and take such other action in cooperation with the Placement Agent as the Placement Agent may reasonably request in connection therewith; provided, however, that the Obligor shall not be required to register as a dealer or a broker in any such state or jurisdiction or make any additional representations or warranties in

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connection with the sale of securities, or to subject itself to service of process in any state or jurisdiction in which it is not already so subject. The Obligor consents to the use of the Preliminary Private Placement Memorandum and the Private Placement Memorandum by the Placement Agent in obtaining such qualification.

      SECTION 3. APPROVAL OF PRIVATE PLACEMENT MEMORANDUM. The Issuer and the Obligor ratify, and the Issuer and the Obligor consent to the use by the Placement Agent of, the Preliminary Private Placement Memorandum in connection with the offering of the Bonds prior to the date hereof. On or before the date of issuance of the Bonds, the Issuer (at the Obligor's expense) shall deliver to the Placement Agent such reasonable number of copies of the Private Placement Memorandum as the Placement Agent shall request. The Issuer and the Obligor authorize and approve the Private Placement Memorandum and consent to the use by the Placement Agent of the Private Placement Memorandum in connection with the offering of the Bonds.

      SECTION 4. PLACEMENT OF THE BONDS. The Placement Agent shall use its best efforts to solicit, at the rate of interest established by the Remarketing Agent pursuant to Section 110(b) of the Indenture, purchases of the Bonds and the beneficial interests in the Bonds by sophisticated investors which customarily purchase corporate securities in large denominations at a price of par in connection with the initial sale of the Bonds and the beneficial interests in the Bonds by the Issuer. The Purchasers of the Bonds are to purchase the Bonds at a price equal to 100% of the principal amount thereof and to pay the purchase price thereof on the date of issuance of the Bonds (the "Closing"). Each of the Purchasers is to deposit the purchase price of their respective Bonds with the Placement Agent for transfer by the Placement Agent to the Trustee on the date of issuance of the Bonds. The Issuer and the Obligor approve the placement of the Bonds with the Purchasers on the terms referred to herein. It is understood that the purchase of the Bonds by the Purchasers is subject to the performance by the Obligor and the Issuer of their obligations to be performed hereunder at and prior to the Closing, to the accuracy in all material respects of the representations and warranties of the Obligor and the Issuer herein as of the time of the Closing, and to the following conditions, including the delivery by the Obligor and the Issuer of such documents and opinions as are enumerated herein in form and substance reasonably satisfactory to the Placement Agent:

            (a) At the time of the Closing, (i) the Indenture, the Loan Agreement and the Letter of Credit shall be in full force and effect in the form heretofore approved by the Obligor, the Issuer, the Trustee and the Placement Agent and none of the foregoing documents shall have been amended, modified or supplemented from the forms thereof as of the date hereof, except as may have been approved by the Placement Agent, the Closing in all events, however, to be deemed such approval, (ii) the proceeds of the sale of the Bonds shall be deposited and applied as described in the Loan Agreement and the Indenture and
(iii) the Obligor and the Issuer shall have duly adopted and there shall be in full force and effect such resolutions as are necessary in connection with the transactions contemplated herein and in the Private Placement Memorandum.

            (b) At or prior to the Closing, the Indenture shall have been executed and

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delivered by the Issuer and the Trustee, the Loan Agreement shall have been executed and delivered by the Issuer and the Obligor, the Reimbursement Agreement shall have been executed and delivered by the Obligor and the Bank, and the Letter of Credit shall have been executed and delivered by the Bank.

            (c) At the Closing, the Issuer shall deliver the Bonds duly executed.

            (d) At or prior to the Closing, the Placement Agent shall receive the following documents in such number of counterparts as shall be mutually agreeable to the Placement Agent, the Issuer and the Obligor:

                  (1) The opinion of Wolff & Samson, counsel to the Obligor, dated the date of Closing;

                  (2) The approving opinion of Watkins Ludlam Winter & Stennis,
            P.A., Bond Counsel, dated the date of Closing;

                  (3) The supplemental opinion of Watkins Ludlam Winter &
            Stennis, P.A., Bond Counsel, dated the date of Closing;

                  (4) The preference opinion of Watkins Ludlam Winter & Stennis,
            P.A., dated the date of Closing addressed to the Placement Agent;

                  (5) The enforceability opinion of Bodman LLP, counsel to the
            Bank, dated the date of Closing, addressed to the Placement Agent, the Issuer and the Trustee;

                  (6) A certificate dated the date of Closing and signed by an authorized official of the Obligor acceptable to the Placement Agent to the effect that (A) each of the representations and warranties of the Obligor set forth herein and in the Loan Agreement and the Reimbursement Agreement shall be accurate as if made on and as of the date of Closing, (B) all of the conditions and agreements required in this Agreement and the Reimbursement Agreement to be satisfied or performed by the Obligor at or prior to the date of Closing shall have been satisfied or performed in the manner and with the effect contemplated herein, and (C) as of the date of Closing, no Event of Default on the part of the Obligor under the Loan Agreement or the Reimbursement Agreement has occurred and is continuing and no event has occurred and is continuing which, with the lapse of time or the giving of notice, or both, would constitute such an Event of Default;

                  (7) A certificate dated the date of Closing and signed by a member or an authorized officer of the Issuer to the effect that (A) each of the representations and warranties of the Issuer set forth herein and in the Indenture and the Loan Agreement shall be accurate as if made on and as of the date of Closing, (B) all of the conditions and agreements required in this Agreement to be satisfied or performed by the Issuer at or prior to the date of Closing shall have been satisfied or performed in the manner and with the effect contemplated herein and (C) as of

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            the date of Closing, no Event of Default on the part of the Issuer under the Indenture or the Loan Agreement has occurred and is continuing and no event has occurred and is continuing which, with the lapse of time or the giving of notice, or both, would constitute such an Event of Default;

                  (8) A certificate dated the date of Closing and signed by an authorized official of the Bank as to the due execution and delivery of the Letter of Credit by the Bank and as to the accuracy of the information regarding the Bank contained in the Private Placement Memorandum;

                  (9) A certificate of a duly authorized officer of the Trustee as to the due execution of the Indenture by the Trustee and the due authentication and delivery of the Bonds by the Trustee;

                  (10) A specimen Bond;

                  (11) A specimen Letter of Credit; and

                  (12) Such additional legal opinions, certificates,
            proceedings, instruments and other documents as the Placement Agent may reasonably request in connection with the transactions contemplated by this Agreement.

      SECTION 5. PAYMENT TO THE ISSUER AND DELIVERY OF BONDS. The Placement Agent agrees that it will, on the date of issuance of the Bonds, transfer to the Trustee, for the account of the Issuer, the purchase price of the Bonds, but only to the extent that the Purchasers have deposited the purchase price of their respective Bonds with the Placement Agent. If any Purchaser does not deposit the purchase price of its Bonds or otherwise refuses to purchase its Bonds, the Placement Agent will use its best efforts to arrange for a substitute purchaser for such Bonds.

      The Bonds will be delivered as fully registered bonds in such authorized denominations and registered in such names and in such amounts as the Placement Agent may have requested not less than one business day prior to the date of issuance of the Bonds. The Bonds will be made available for checking and packaging by the Placement Agent not less than one business day prior to the date of issuance of the Bonds, at such place as the Obligor, the Issuer, the Placement Agent and the Trustee shall agree. It is anticipated that a CUSIP identification number will be typed or printed on the Bonds. The Issuer, the Obligor and the Placement Agent will cooperate to obtain the CUSIP number.

      SECTION 6. LIMITATION. Nothing contained in this Placement Agreement shall obligate the Placement Agent to purchase any Bond in the event that any Purchaser fails to pay the purchase price for such Bond on the date of issuance of the Bonds.

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      SECTION 7. FEES AND EXPENSES.

            (a) The Placement Agent shall be entitled to a fee in the amount of $43,750 for its services hereunder, which fee shall be payable by the Obligor on the date of sale and delivery of the Bonds. The parties hereto recognize and agree that the Issuer shall have no liability with respect to payment of the foregoing fee.

            (b) The Obligor shall pay all other costs and expenses incurred in connection with the issuance and placement of the Bonds and the preparation, execution, delivery and filing of this Agreement, the Private Placement Memorandum, the Indenture, the Loan Agreement, the Bonds, the Reimbursement Agreement and any other Related Document, and any other documents which may be delivered in connection herewith or therewith, including the fees and disbursements of Bond Counsel, the fees and disbursements of counsel for the Bank, the fees and disbursements of counsel for the Placement Agent, the fees and expenses of the Trustee and its counsel, the fees and expenses of the Issuer, the cost of printing the Bonds, letter of credit fees, the fees and expenses of accountants and any other experts retained by the Obligor or the Placement Agent in connection with the issuance and placement of the Bonds.

      SECTION 8. INDEMNIFICATION AND CONTRIBUTION.

            (a) The Obligor will indemnify and hold harmless the Placement Agent, its officers and employees, and each person who controls the Placement Agent within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20(a) of the Securities Exchange Act of 1934, as amended, (each an "Indemnified Party" and, collectively, the "Indemnified Parties"), against any losses, claims, damages or liabilities, joint or several, to which any Indemnified Party may become subject, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, (i) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Obligor's Portion of the Preliminary Private Placement Memorandum or the Obligor's Portion of the Private Placement Memorandum or any amendment or supplement thereto or (ii) arise out of or are based upon the omission or alleged omission to state in the Obligor's Portion of the Preliminary Private Placement Memorandum or the Obligor's Portion of the Private Placement Memorandum or any amendment or supplement thereto a material fact known to the Obligor necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The foregoing indemnity shall include reimbursement for any legal or other expenses reasonably incurred by any Indemnified Party in connection with investigating or defending any such action or claim.

      The Placement Agent will, promptly after receiving notice of the commencement of any action against the Placement Agent in respect of which indemnification may be sought against the Obligor, notify the Obligor in writing of the commencement of the action. Failure of the Placement Agent to give such notice will reduce the liability of the Obligor under this indemnity agreement by the amount of the damages attributable to the failure to give the notice; but the failure will not relieve the Obligor from any liability it may have to the Placement Agent otherwise than under the indemnity agreement in this Section. If any such action is brought against the Placement Agent and the Placement Agent notifies the Obligor of its commencement,

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the Obligor may, or if so requested by the Placement Agent shall, participate in its or assume its defense, with counsel reasonably satisfactory to the Placement Agent, and after being so requested to assume such defense or if the Placement Agent gives notice to the Obligor that it elects to assume such defense, the Obligor (subject to the next succeeding sentence) will not be liable to the Placement Agent under this Section for any legal or other expenses subsequently incurred by the Placement Agent other than reasonable costs of investigation incurred at the request, or with the consent, of the Obligor. If the Obligor does not employ counsel to have charge of the defense or if the Placement Agent reasonably concludes that there may be defenses available to it which are different from or in addition to those available to the Obligor (in which case the Obligor will not have the right to direct the defense of such action on behalf of the Placement Agent), reasonable legal and other expenses incurred by the Placement Agent will be paid by the Obligor. Any obligation under this Section of the Obligor to reimburse the Placement Agent for expenses includes the obligation to make advances to the Placement Agent to cover such expenses in reasonable amounts and at reasonable periodic intervals not more often than monthly as requested by the Placement Agent.

            (b) If the indemnification provided for in subsection (a) of this
Section is unavailable to the Placement Agent (or any controlling person thereof) in respect to any losses, claims, damages or liabilities referred to therein, then the Obligor shall, in lieu of indemnifying the Placement Agent, contribute to the amount paid or payable by the Placement Agent as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative benefits received by the Obligor and the Placement Agent, respectively, from the placement of the Bonds. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then the Obligor shall contribute to such amount paid or payable by the Placement Agent in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Obligor and the Placement Agent, respectively, in connection with the statements or omission which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefit received by the Obligor or the Placement Agent, respectively, shall be deemed to be in the same proportion as the total proceeds from the placement of the Bonds (before deducting costs and expenses other than placement fees and expenses), on the one hand, bear to the total placement fees and expenses received by the Placement Agent, on the other hand. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Obligor or the Placement Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Obligor and the Placement Agent, respectively, agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The amount paid or payable by the Placement Agent as a result of the losses, claims, damages or liabilities referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by the Placement Agent in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (b), the Placement Agent shall not be required to contribute any amount in excess of the placement fee paid to the Placement Agent under Section 7(a) hereof.

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

      The obligations of the Obligor under this Section 8 shall survive the issuance and the maturity of the Bonds and the termination of this Agreement.

      SECTION 9. RESPONSIBILITIES OF PLACEMENT AGENT. The Placement Agent agrees that it will not solicit offers to purchase any Bonds or beneficial interests in the Bonds except: (i) in jurisdictions (A) where the Bonds or the beneficial interests in the Bonds are qualified for offering and sale, and the Placement Agent is qualified to offer and sell the Bonds or the beneficial interests in the Bonds on behalf of the Issuer, or (B) where the Bonds, the beneficial interests in the Bonds and the Placement Agent are exempt from registration; and
(ii) where such solicitation would not violate or give rise to a violation of the securities laws of the United States of America or of a jurisdiction in which offers to purchase the Bonds or the beneficial interests in the Bonds are solicited.

      SECTION 10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Mississippi.

      SECTION 11. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, and by the parties hereto on separate counterparts, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      SECTION 12. BINDING EFFECT. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns, except that no party hereto may assign any of its rights or obligations hereunder without the consent of the other parties.

      SECTION 13. SURVIVAL OF ISSUER'S AND OBLIGOR'S REPRESENTATIONS AND OBLIGATIONS. The respective agreements, representations (which are made only as of the date this Agreement is accepted) and warranties of the Issuer and the Obligor and their respective officials or officers set forth in, or made pursuant to, this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Placement Agent, the Issuer, the Obligor or any of their respective officials, officers or directors or agents or any controlling person, referred to in the first paragraph of Section 8, and will survive delivery of and payment for the Bonds, the maturity of the Bonds and any termination of this Agreement.

      SECTION 14. FAILURE OF PURCHASE TO OCCUR. If for any reason the purchase of the Bonds by any Purchaser is not consummated, the Obligor shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 7(b), and the obligations of the Obligor pursuant to Section 8 shall remain in effect.

               [THE BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK.
                           SIGNATURE PAGE TO FOLLOW.]

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

PLACEMENT AGREEMENT
Signature Page

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                               COMERICA SECURITIES

                                               By:  ___________________________
                                                    Michael J. Wilk
                                               Its: Managing Director

Accepted this 29th day of December, 2004 by

                                               MISSISSIPPI BUSINESS FINANCE
                                               CORPORATION

                                               By:  ___________________________
                                                    Bill Barry
                                               Its: Executive Director

Attest:

By:  _____________________________
     Vernon Smith
Its: Secretary

                                               PRIORITY FULFILLMENT SERVICES,
                                                INC.

                                               By:  ___________________________
                                                    Thomas J. Madden
                                               Its: Chief Financial Officer

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